MERCURY INDEX FUNDS, INC.

                    Supplement dated February 4, 2002 to the
                        Prospectus dated May 4, 2001 and
            Supplements dated November 5, 2001 and November 14, 2001



         Effective immediately, under the sidebar in the Prospectus of Mercury Index Funds, Inc. captioned "About the Portfolio Managers" appearing on page 11, the second paragraph is deleted in its entirety and replaced by the following:

                  The Mercury Aggregate Bond Index Fund is co-managed by Christopher G. Ayoub, Jeffrey B. Hewson and Frank Viola. Mr. Ayoub and Mr. Hewson have been responsible for the management of the Aggregate Bond Index Fund since February, 2000 and
                  Mr. Viola has been responsible for the management of the Aggregate Bond Index Fund beginning in October, 2001.





CODE #MF19106-0501ALL

                            MERCURY INDEX FUNDS, INC.

                    Supplement dated February 4, 2002 to the
            Statement of Additional Information dated May 4, 2001 and Supplements dated November 5, 2001 and November 14, 2001


         Effective immediately, the section in the Statement of Additional Information captioned "Management of the Funds" beginning on page 22 is amended as follows:

         The biography of Theodore J. Magnani is deleted in its entirety and replaced by the following biography of Jeffrey B. Hewson.

                  Jeffrey B. Hewson (49) - Vice President and Co-Portfolio Manager of the Mercury Aggregate Bond Index Fund (1)(2) - Director (Global Fixed Income) of the Investment Adviser and certain of its affiliates since 1998; Vice President of the Investment Adviser and certain of its affiliates from 1989 to 1998; Portfolio Manager of the Investment Adviser and certain of its affiliates since 1985.







CODE # 19107-0501ALL